ENDOWMENTS, INC.
One Market, Steuart Tower
P.O. Box 7650
San Francisco, California 94120

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        NOVEMBER 20, 1997

To the Shareholders of Endowments, Inc.:

     The Annual Meeting of Shareholders of Endowments, Inc. (the "fund") will be held at the offices of the Corporation, One Market, Steuart Tower (Suite
1800), San Francisco, California, on Thursday, November 20, 1997, at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1) election of a board of seven (7) directors;

(2) ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the fund for the fiscal year ending July 31, 1998; and

(3) such other matters as may properly come before the meeting.
 The Board of Directors has fixed the close of business on October 2, 1997 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting.

     THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE ANNUAL MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

      By Order of the Board of Directors

      Patrick F. Quan
      Secretary

San Francisco, California

October 8, 1997

IT IS IMPORTANT THAT YOU MARK, DATE, SIGN, AND
PROMPTLY MAIL THE ENCLOSED PROXY.


                                PROXY STATEMENT

     The enclosed Proxy is solicited by the Board of Directors of the fund in connection with the Annual Meeting of Shareholders to be held on Thursday, November 20, 1997. Every Proxy returned in time to be voted at the meeting will be voted, and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     At the close of business on October 2, 1997, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 2,075,098.647 common shares of capital stock, $1 par value, the only authorized class of voting securities of the fund. Each share is entitled to one vote. There is no provision for cumulative voting. As of August 31, 1997 the shareholders who owned 5% or more of the fund's outstanding stock were Boy Scouts of America - Mt. Diablo/Silverado Council, 132,020 shares (6.27%); California Institute of the Arts, 272,388 shares (12.93%); Citizens' Scholarship Foundation of America, 146,210 shares (6.94%); Foundation for Reproductive Research and Education, 114,622 shares (5.44%); and Loyola Marymount University, 115,087 shares (5.46%).

     This Proxy Statement was first mailed to shareholders on or about October 8, 1997. The fund's Annual Report for the fiscal year ended July 31, 1997 including financial statements has been mailed to each shareholder entitled to vote at the meeting. The report is not to be regarded as proxy soliciting material or as part of this Proxy Statement.

     With respect to the election of directors (Item 1), the seven nominees receiving the highest number of votes shall be deemed to be elected. A plurality of all votes cast at the meeting is sufficient to approve Item 2.
 In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment, but only if such persons also consider it reasonable and in the interest of shareholders to adjourn such meeting. Signed but unmarked Proxies will be voted for the below nominated Directors and in favor of all proposals. Shareholder who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s).

1.   ELECTION OF DIRECTORS

     Seven directors are to be elected at the meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees were elected by the shareholders at a meeting held November 21, 1996. The directors were nominated for re-election at a meeting of the Board held August 15, 1997. Each of the nominees has agreed to serve as a director if re-elected. The Certificate of Incorporation provides that each director, except for the Chairman of the Board or the President, shall be a designated representative of at least one charitable institution which is a shareholder of the fund or of Bond Portfolio for Endowments, Inc. If, due to present unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors shall recommend. The table on the following page sets forth certain information regarding the nominees.

  Name of Nominee       Current Principal                Year First         Memberships on
(Position with          Occupation and                   Elected a          Boards of Other
Fund)                   Principal Employment             Director           Registered Investment
and Age                 During Past Five Years /1/                          Companies and Publicly
                                                                          Held Companies



/2/Robert B.            Senior Partner, The              1989             Bond Portfolio for Endowments
Egelston                Capital Group                                     The New Economy Fund
(Chairman of the        Partners L.P.; former                             SMALLCAP World Fund
Board)                  Chairman of the Board,
66                      The Capital Group
                        Companies, Inc.



/2/Frank L.             Vice President, Capital          1992             Bond Portfolio for Endowments
Ellsworth(President     Research and Management
and Director)           Company; former President,
54                      Independent Colleges of
                        Southern California.
                        Designated Representative:
                        Independent Colleges of
                        Southern California.



/3/ /4/ /5/Steven D.    President, California            1994             Bond Portfolio for Endowments
Lavine                  Institute of the Arts.
(Director)              Designated Representative:
50                      California Institute of the
                        Arts.



/3/ /4/ /5/Patricia     Chief Financial Officer,         1988             Bond Portfolio for Endowments
A. McBride              Kevin L. McBride,
(Director)              D.D.S., Inc.
54                      Designated Representative:
                        Madison Foundation.



/3/ /4/ /5/Charles      Chairman, Pfaffinger             1988             Bond Portfolio for Endowments
R. Redmond              Foundation; former
(Director)              President and Chief
71                      Executive Officer,
                        Times Mirror Foundation.
                        Designated Representative:
                        Loyola Marymount
                        University.



/2/Thomas E. Terry      Consultant.  Former Vice         1994             American Variable Insurance
(Director)              President and Secretary,                          Series
59                      Capital Research and                              Bond Portfolio for Endowments
                        Management Company.
                        Designated Representative:
                        Citizens' Scholarship
                        Foundation of America.



/3/ /4/ /5/Robert C.    Management Consultant,           1993             Bond Portfolio for Endowments
Ziebarth                Ziebarth Company.
(Director)              Designated Representative:
61                      Foundation for Reproductive
                        Research & Education.


______________________

/1/ Corporate positions, in some instances, may have changed during the period.

/2/ Is considered an "interested person" of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his affiliation with Capital Research and Management Company (the "Investment Adviser").

/3/ The fund has an Audit Committee comprised of the above-designated directors. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of audits and considering matters deemed appropriate by the Board of Directors and/or the Committee.

/4/ The fund has a Nominating Committee comprised of the above-designated directors. The Committee's functions include selecting and recommending to the full Board of Directors nominees for election as Directors of the fund. While the Committee is normally able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with the written consent of the prospective nominee to consideration of his or her name by the Committee. Suggestions must be received by the fund's Secretary before the end of the fund's fiscal year to be eligible for consideration for nomination at or before the next annual meeting of shareholders.

/5/ The fund has a Contracts Committee comprised of the above-designated directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory agreement that the fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

Shares of the fund may be purchased only by institutional investors exempt from taxation under Section 501(c)(3) of the Internal Revenue Code. Therefore, none of the directors owns any shares of the fund. Furthermore, the fund pays no salaries or other compensation to its directors. No other director receives any compensation from funds managed by Capital Research and Management Company.

     There were four Board of Directors, two Audit Committee, no Nominating Committee, and one Contracts Committee meetings during the fiscal year 1997. Each of the nominees, except Mr. Lavine, attended at least 75% of all meetings of the Board and of the committees of which he or she was a member.


                            OTHER EXECUTIVE OFFICERS

Name                                       Principal Occupation                    Officer
(Position with Fund)                       for Last Five Years/1/                  Continuously
and Age                                                                            Since/2/



Abner D. Goldstine                         Senior Vice President and               1995
(Senior Vice President)                    Director, Capital Research and
67                                         Management Company.



Robert G. O'Donnell                        Senior Vice President and               1995
(Senior Vice President)                    Director, Capital Research and
53                                         Management Company.



Claudia P. Huntington                      Vice President, Capital Research        1996
(Vice President)                           and Management Company.
45



Mary C. Hall                               Senior Vice President, Fund             1986
(Treasurer)                                Business Management Group, Capital
39                                         Research and Management Company.



Patrick F. Quan                            Vice President - Fund                   1986
(Secretary)                                Business Management Group,
39                                         Capital Research and Management
                                           Company.


__________________

/1/The occupation shown reflects the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during the period.

/2/Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.
No officers, directors, or employees of Capital Research and Management Company, its parent, or its subsidiaries received any remuneration directly from the fund.

2. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR 1998

     Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of the firm of Deloitte & Touche LLP as independent auditors for the fund for the fiscal year 1998. In addition to the normal audit services, Deloitte & Touche LLP will provide services in connection with the preparation and review of federal and state tax returns for the fund. Deloitte & Touche LLP has served as the fund's independent auditors since February 13, 1991 and has advised the fund that it has no material direct or indirect financial interest in the fund or its affiliates. No representative of the firm of Deloitte & Touche LLP is expected to be available to answer questions or attend the meeting of shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THEIR SELECTION OF DELOITTE & TOUCHE LLP.


OTHER MATTERS

     Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters properly requiring a vote of shareholders arise, the Proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interest of the fund and its shareholders.

                             SHAREHOLDER PROPOSALS

     Notice is hereby given that any shareholder proposals for inclusion in the proxy solicitation materials for the next annual meeting, presently scheduled for November 19, 1998, must be received by the fund at its principal executive offices, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105, not less than 120 days in advance of the first anniversary of the date of this Proxy Statement. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION

     Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821.

     The cost of solicitation of the enclosed Proxies will be borne by the fund. If necessary to ensure satisfactory representation at the meeting, the officers of the fund may solicit proxies to a limited extent by telephone or fax. Any such additional solicitation would be undertaken without cost to the fund, except actual out-of-pocket communication charges which are estimated not to exceed $1,000. ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE MARKET, STEUART TOWER, SUITE 1800, SAN FRANCISCO, CA 94105, OR BY TELEPHONING 415/421-9360. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

      By Order of the Board of Directors

      Patrick F. Quan
      Secretary

October 8, 1997

PROXY

                                ENDOWMENTS, INC.
         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                          FUND FOR THE ANNUAL MEETING
                 OF SHAREHOLDERS TO BE HELD NOVEMBER 20, 1997

     The undersigned hereby appoints Frank L. Ellsworth and Patrick F. Quan as lawful agents and proxies, each with full power to appoint a substitute to represent the undersigned at the aforesaid Annual Meeting of Shareholders to be held at the offices of the Corporation, One Market, Steuart Tower (Suite 1800), San Francisco, California, on Thursday, November 20, 1997, at 10:00 a.m., on all matters coming before said meeting.

1.   ELECTION OF DIRECTORS

     Nominees: Robert B. Egelston, Frank L. Ellsworth, Steven D. Lavine, Patricia A. McBride, Charles R. Redmond, Thomas E. Terry, and Robert C. Ziebarth

     [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

                                       OR

     [  ] VOTE WITHHELD from all nominees.

2.   RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

                        [  ]  FOR     [  ]  AGAINST   [  ]  ABSTAIN

3. In their discretion, upon other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.


------------, 1997                 -----------------------------------------
  (Date)                           (Please sign exactly as name appears below)

     SHAREHOLDER:

     SHARES HELD OCTOBER 2, 1997: